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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints HAROLD A. WAGNER or ARNOLD H. KAPLAN or JAMES H. AGGER, acting severally, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report for the fiscal year ended September 30, 1996 and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated.

        SIGNATURE                                 TITLE                                           DATE

  /s/ Harold A. Wagner                    Director and Chairman of the                      November 21, 1996
___________________________               Board (Principal Executive Officer)
      Harold A. Wagner


  /s/ Dexter F. Baker                     Director                                          November 21, 1996
___________________________
      Dexter F. Baker


  /s/ Tom H. Barrett                      Director                                          November 21, 1996
___________________________
      Tom H. Barrett


  /s/ L. Paul Bremer, III                 Director                                          November 21, 1996
___________________________
      L. Paul Bremer, III


  /s/ Robert Cizik                        Director                                          November 21, 1996
___________________________
      Robert Cizik

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
  /s/ Ruth M. Davis                       Director                                          November 21, 1996
___________________________
      Ruth M. Davis


  /s/ Joseph J. Kaminski                  Director                                          November 21, 1996
___________________________
      Joseph J. Kaminski


  /s/ Terry R. Lautenbach                 Director                                          November 21, 1996
___________________________
      Terry R. Lautenbach


  /s/ Rudolphus F. M. Lubbers             Director                                          November 21, 1996
________________________________
      Rudolphus F. M. Lubbers


  /s/ Judith Rodin                        Director                                          November 21, 1996
___________________________
      Judith Rodin


  /s/ Takeo Shiina                        Director                                          November 21, 1996
___________________________
      Takeo Shiina


  /s/ Lawrason D. Thomas                  Director                                          November 21, 1996
__________________________
      Lawrason D. Thomas